UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2023 Bank of South Carolina Corporation
(Exact name of registrant as specified in its charter)
South Carolina	0-27702	57-1021355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
256 Meeting Street Charleston, SC 29401
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code	(843) 724-1500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	BKSC	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Bank of South Carolina Corporation (the “Company”) (NASDAQ: BKSC), the holding company parent of The Bank of South Carolina, a South Carolina-chartered commercial bank headquartered in Charleston, South Carolina, announced on August 24, 2023 that it has notified the NASDAQ Stock Market of the Company’s intent to voluntarily delist its common stock from the NASDAQ Capital Market and withdraw the registration of its common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company currently anticipates that on or about September 4, 2023, it will file with the Securities and Exchange Commission (the “SEC”) a Form 25, Notification of Removal of Listing and/or Registration under Section 12(b) the Securities Exchange Act of 1934, relating to the delisting and deregistration, with the delisting of its common stock taking effect no earlier than ten days thereafter. As a result, the Company currently expects that the last trading day of its common stock on the Nasdaq Capital Market will be on or about September 14, 2023, after which it anticipates its shares will be quoted on the OTCQX Market under the symbol “BKSC” commencing on or about September 15, 2023.

Subsequent to the delisting of its common stock from the NASDAQ Capital Market, the Company intends to file a Form 15 with the SEC, however, the Company can offer no assurances as to when such filing to terminate the registration of its common stock under the Exchange Act will be effective.

These actions were authorized and approved by the Company’s Board of Directors on August 24, 2023.

A copy of the Company’s press release, dated August 24, 2023, announcing its intention to voluntarily delist from the NASDAQ Capital Market and withdraw the registration of its common stock under Section 12(b) of the Exchange Act is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following Exhibit is filed as part of this report
Exhibit 99.1	Press release dated August 24, 2023
Exhibit 104	Cover Page Interactive Data File (embedded within the online XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bank of South Carolina Corporation
(Registrant)

Date: August 24, 2023

By:	/s/ Eugene H. Walpole, IV
Eugene H. Walpole, IV
Chief Financial Officer
Executive Vice President